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NOTE SECURED BY DEED OF TRUST

$1,000,000	Los Altos, CA
November 12, 1999

    FOR VALUE RECEIVED, the undersigned, Graham Freeman ("Employee") and Jann Margaret Freeman ("Spouse" and Employee and Spouse shall hereinafter be collectively referred to as "Borrower"), promise to pay to Adobe Systems Incorporated (the "Company"), or its assigns, in lawful money of the United States at the address set forth below, the principal sum of One Million Dollars ($1,000,000.00) (the "Loan") as follows: Two Hundred Thousand Dollars ($200,000) shall be due and payable on each of December 31, 2000, December 31, 2001, December 31, 2002, December 31, 2003, and the remaining balance shall be due and payable on December 31, 2004. Interest shall not accrue on the outstanding principal balance of this Note Secured by Deed of Trust (this "Note"). An initial advance of principal in the amount of $200,000 (the "Initial Advance") was made to Borrower on October 14, 1999. This Note may be prepaid, in whole or in part, at any time without premium or penalty. The parties acknowledge that this loan is being made in connection with the employment and relocation by the Company of the Employee, and as such, this loan is not transferable by Borrower. Furthermore, the Borrower agrees that the proceeds of this loan will be used solely to purchase a new principal residence.

    As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the obligations of Borrower under this Note and in order to induce the Company to cause the Loan to be made, Borrower will execute a Deed of Trust and Assignment of Rents (the "Deed of Trust") in form and substance satisfactory to the Company granting the Company a first priority security interest in and lien on Borrower's principal residence (the "Collateral") which is acquired, in part, with the Loan.

    The Deed of Trust contains a "Due on Sale" provision which reads as follows:

  If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligation secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

    Borrower hereby represents and agrees to take all actions necessary to perfect the Company's interest in the Collateral, particularly with respect to the filing and recording of the Deed of Trust. In the event that fee title to a new principal residence is not acquired by Borrower within ninety (90) days of the date hereof, Borrower shall immediately repay the outstanding principal balance of the Loan.

    If another person becomes co-owner to the Collateral, such person will also sign this Note and the Deed of Trust. The Company may enforce any of the provisions of this Note against Employee, Spouse or any other party executing this Note as Borrower.

    Upon payment in full of all principal hereunder, this Note shall be surrendered to Borrower for cancellation.

    If the Company has not received any payment within fifteen (15) days after its due date, the Borrower will pay the Company a late charge of one (1) percent of the delinquent payment for each month that such payment is delinquent. This charge will be paid with the late payment.

    In the event that proceedings are brought to enforce the repayment of the indebtedness evidenced by this Note, or to enforce any of the rights of the Company as holder of this Note or other obligations of the Borrower hereunder, the Borrower promises to pay to the Company reasonable attorney's fees and costs incurred in connection therewith.

    At the option of the Company, in its sole discretion, all unpaid principal shall become immediately due and payable without Presentment, Protest or Notice of Dishonor (as such terms are hereinafter defined), all of which are hereby expressly waived by Borrower, upon the occurrence of any of the following events ("Events of Default"), except to the extent that, and in such circumstances where, such acceleration is prohibited by law: (1) failure to pay the principal of the Loan when due; (2) failure to execute and deliver the Deed of Trust as contemplated herein; (3) thirty (30) days after the termination of Employee's employment with Company (or Company's affiliate, in the event Employee becomes employed by an affiliate of Company, or Company's successor, in the event of an acquisition, merger or other corporate reorganization of Company) for any reason with or without cause; (4) commencement of proceedings under any bankruptcy or insolvency law by or against the Borrower; or (5) any transfer, conveyance, hypothecation, assignment or encumbrance, whether voluntary, involuntary or by operation of law, of any beneficial interest in the Collateral by the Borrower after the date hereof. Borrower shall notify the Company promptly in writing of the occurrence of any Event of Default and shall pay the Company all damages it may sustain by reason of Borrower's breach of this covenant of notice.

    Upon the occurrence of any of the foregoing Events of Default, the Company shall have all of the rights and remedies prescribed or permitted by the terms and provisions of this Note, together with any and all additional rights and remedies as are then prescribed or permitted under the laws of the State of California.

    In case of any default in the repayment of the indebtedness evidenced hereby, or upon the occurrence of any other of the Events of Default hereunder, the Company may, without previous demand upon or notice to the Borrower, realize upon the Collateral or any part thereof, by selling the whole or any part at public or private sale, with or without notice, and for cash, credit or future delivery and apply the proceeds, after deducting all court or other costs and expenses incurred in the preservation, collection, sale or delivery of said Collateral, to the amount of such indebtedness whether then due or not. Borrower agrees to repay to the Company on demand all reasonable sums which the Company may expend or incur in enforcing, collecting, preserving or protecting the Collateral and all such sums shall be secured by this grant of a security interest in the Collateral. This shall be a continuing lien and shall apply equally to all improvements or other additions or changes made to the Collateral and to any proceeds from the Collateral during the term of this Note.

    Borrower waives the right to require that the Company demand payment ("Presentment"), notify the Borrower of nonpayment ("Notice of Dishonor") and obtain an official certified statement showing nonpayment ("Protest"). Company may exercise any right under this Note, the Deed of Trust or under any law, even if the Company has delayed in exercising that right or has agreed in an earlier instance not to exercise that right.

    This Note shall be governed by and construed in accordance with the laws of the State of California.

    Any notice or other communication (except payment which is deemed made upon receipt by Company) required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

If to Company:
Adobe Systems Incorporated
Attention: General Counsel
345 Park Avenue
San Jose, CA 95110-2704
If to Borrower:
(on or before January 31, 2000)
Graham and Jann Margaret Freeman
c/o Adobe Systems Incorporated
345 Park Avenue
San Jose, CA 95110-2704
(after January 31, 2000)
Graham and Jann Margaret Freeman
125 Bridgton Court
Los Altos, CA 94022

    Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressee notice in conformance with this paragraph of such new address. Any payment shall be deemed made upon receipt by the Company.

    Borrower acknowledges and understands that this Note and the transactions contemplated hereunder do not constitute an express or implied promise of continued engagement of Employee as an employee of the Company for the Term of this Note, for any period, or at all, and shall not interfere with Borrower's right or the Company's right to terminate Employee's employment at any time, with or without cause, notwithstanding the fact that this Note may become immediately due and payable after the termination of Employee's employment with the Company for any reason.

    IN WITNESS WHEREOF, Borrower has executed this Note as of the date written above.

Witness:
/s/ Graham Freeman Graham Freeman	/s/ Lisa Sellers
Witness:
/s/ Graham Freeman Jann Margaret Freeman, by Graham Freeman, her attorney-in-fact	/s/ Lisa Sellers

PROMISSORY NOTE

$550,000	Los Altos, CA
November 18, 1999

    FOR VALUE RECEIVED, the undersigned, Graham Freeman ("Employee") and Jann Margaret Freeman ("Spouse" and Employee and Spouse shall hereinafter be collectively referred to as "Borrower"), promise to pay to Adobe Systems Incorporated (the "Company"), or its assigns, in lawful money of the United States at the address set forth below, the principal sum of Five Hundred Fifty Thousand Dollars ($550,000.00) (the "Loan") and all interest accrued thereon upon the earlier of (i) thirty (30) days after the termination of Employee's employment with Company (or Company's affiliate, in the event Employee becomes employed by an affiliate of Company, or Company's successor, in the event of an acquisition, merger or other corporate reorganization of Company) for any reason with or without cause, and (ii) December 30, 1999. Interest shall accrue on the outstanding principal balance of this Promissory Note (this "Note") at a rate of 8.25% per annum. This Note may be prepaid, in whole or in part, at any time without premium or penalty.

    Upon payment in full of all principal hereunder, this Note shall be surrendered to Borrower for cancellation.

    If the Company has not received any payment within fifteen (15) days after its due date, the Borrower will pay the Company a late charge of one (1) percent of the Loan for each month that such payment is delinquent. This charge will be paid with the late payment.

    In the event that proceedings are brought to enforce the repayment of the indebtedness evidenced by this Note, or to enforce any of the rights of the Company as holder of this Note or other obligations of the Borrower hereunder, the Borrower promises to pay to the Company reasonable attorney's fees and costs incurred in connection therewith.

    At the option of the Company, in its sole discretion, all unpaid principal shall become immediately due and payable without Presentment, Protest or Notice of Dishonor (as such terms are hereinafter defined), all of which are hereby expressly waived by Borrower, upon the occurrence of any of the following events ("Events of Default"), except to the extent that, and in such circumstances where, such acceleration is prohibited by law: (1) failure to pay the principal of the Loan when due; (2) thirty (30) days after the termination of Employee's employment with Company (or Company's affiliate, in the event Employee becomes employed by an affiliate of Company, or Company's successor, in the event of an acquisition, merger or other corporate reorganization of Company) for any reason with or without cause; or (3) commencement of proceedings under any bankruptcy or insolvency law by or against the Borrower. Borrower shall notify the Company promptly in writing of the occurrence of any Event of Default and shall pay the Company all damages it may sustain by reason of Borrower's breach of this covenant of notice.

    Upon the occurrence of any of the foregoing Events of Default, the Company shall have all of the rights and remedies prescribed or permitted by the terms and provisions of this Note, together with any and all additional rights and remedies as are then prescribed or permitted under the laws of the State of California.

    Borrower waives the right to require that the Company demand payment ("Presentment"), notify the Borrower of nonpayment ("Notice of Dishonor") and obtain an official certified statement showing nonpayment ("Protest"). Company may exercise any right under this Note or under any law, even if the Company has delayed in exercising that right or has agreed in an earlier instance not to exercise that right.

    This Note shall be governed by and construed in accordance with the laws of the State of California.

    Any notice or other communication (except payment which is deemed made upon receipt by Company) required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

If to Company:
Adobe Systems Incorporated
Attention: General Counsel
345 Park Avenue
San Jose, CA 95110-2704
If to Borrower:
Graham and Jann Margaret Freeman
c/o Adobe Systems Incorporated
345 Park Avenue
San Jose, CA 95110-2704

    Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressee notice in conformance with this paragraph of such new address. Any payment shall be deemed made upon receipt by the Company.

    Borrower acknowledges and understands that this Note and the transactions contemplated hereunder do not constitute an express or implied promise of continued engagement of Employee as an employee of the Company for the Term of this Note, for any period, or at all, and shall not interfere with Borrower's right or the Company's right to terminate Employee's employment at any time, with or without cause, notwithstanding the fact that this Note may become immediately due and payable after the termination of Employee's employment with the Company for any reason.

    IN WITNESS WHEREOF, Borrower has executed this Note as of the date written above.

Witness:
/s/ Graham Freeman Graham Freeman	/s/ Cheryl K. House
Witness:
/s/ Jann Freeman by Graham Freeman Jann Margaret Freeman, by Graham Freeman, her attorney-in-fact	/s/ Cheryl K. House

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NOTE SECURED BY DEED OF TRUST

PROMISSORY NOTE